EXHIBIT 10.04



                             SUBSCRIPTION AGREEMENT


Instanet, Inc.
26 West Dry Creek Circle, Suite 600
Littleton, Colorado 80120

Dear Sir or Madam:

     By signing below, the undersigned subscribes to purchase _________________ shares of the Common Stock, $____ par value, of Instanet, Inc., a Nevada corporation (the "Company"). In payment of the purchase price for the shares of Common Stock, I hereby deliver to the Company payment in the amount of $_______________, representing the price per share of $1.00 multiplied by the number of shares being purchased.

     I acknowledge receipt of the Company's Prospectus dated ________________, 2001 and represent that I have made my investment decision solely on the basis of information contained in the prospectus. I also represent that I have fully and accurately completed Exhibit B and that I am an accredited investor as defined in Exhibit A.

     If I am a resident of a state other than Colorado, Georgia and New York or Washington, D.C., I qualify as an "accredited investor" within at least one of the definitions set forth on Exhibit A hereto and otherwise possess the financial sophistication and experience necessary to evaluate the risks and merits of an investment in the securities of the Company.

     This will further confirm that no broker/dealer or member of the National Association of Securities Dealers, Inc. has been involved in any manner whatsoever in my investment in the Company.


                                            SIGNATURE

                                            Date:
                                                 ------------------------------

                                            Name:
                                                 ------------------------------

                                            Address:
                                                    ---------------------------

                                                    ---------------------------

                                            Telephone:
                                                      -------------------------

                                            Facsimile:
                                                      -------------------------

                                            Social Security Number:
                                                                   ------------



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                                    EXHIBIT A

                             INVESTOR QUALIFICATIONS


     To be an "Accredited Investor," an unaffiliated investor must satisfy at least one of the following criteria:

     (a) The investor must be an individual who has a net worth (or net worth with spouse) in excess of $ 1,000,000 (including personal residences and personal property);

     (b) The investor must be an individual who has had income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the past two years, and reasonably expects to reach the same income level in the current year;

     (c) The investor is (i) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;
(ii) an insurance company as defined in Section 2(13) of the Act; (iii) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; (iv) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; (v) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3 (21) of such act, which is either a bank, savings and loan association, insurance company, or a registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors; (vi) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
(vii) an organization described in Section 501 (c)(3) of the Internal Revenue Code (tax-exempt organization), corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the shares offered herein, with total assets in excess of $5,000,000; (viii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or (ix) any plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

     (d) The investor is an entity (partnership, corporation or unincorporated association) in which all of the equity owners are Accredited Investors; or

     (e) The investor is a trust with total assets in excess of $5,000,000, which was not formed for the specific purpose of acquiring Shares offered herein, and whose purchase is directed by a sophisticated person as defined in Regulation Section 230.506(b)(2)(ii), or the trust has a bank as its trustee making the investment on behalf of the trust.

                                    EXHIBIT B

                                 INSTANET, INC.

                     PURCHASER QUESTIONNAIRE FOR INDIVIDUALS

Purpose of the Questionnaire

     Instanet, Inc. (the "Company") is offering for sale shares of its Common Stock (hereafter the "Securities"). The Securities are registered under the Securities Act of 1933, as amended (the "Act"), and the securities laws of certain states. In states where the Securities have not been registered, the Company must determine that an individual meets certain suitability requirements in order to rely upon an exemption from various state registration requirements. This Questionnaire must be completed by any prospective investor who resides in a state where the Securities have not been registered in order that the Company can rely upon the provisions of Section 18(b)(3) of the Act and corresponding state exemptions. This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy the Securities.

     THE COMPANY WILL NOT OFFER OR SELL ITS SHARES OF COMMON STOCK TO ANY INVESTOR WHO RESIDES IN A STATE IN WHICH THE SHARES HAVE NOT BEEN REGISTERED UNLESS THE INVESTOR HAS COMPLETED A PURCHASER QUESTIONNAIRE AND, ON THE BASIS OF THE INFORMATION SET FORTH IN THE QUESTIONNAIRE, THE COMPANY HAS CONCLUDED THAT THE INDIVIDUAL MEETS THE INVESTOR SUITABILITY REQUIREMENTS REQUIRED BY SECTION 18(b)(3) OF THE ACT AND CORRESPONDING EXEMPTIONS UNDER STATE SECURITIES LAWS.

Instructions

     One (1) copy of this Questionnaire should be completed, signed, dated and delivered to the Company. Please contact the Company (Telephone No. (303) 794-9450) if you have any questions with respect to the Questionnaire.

     PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is "None" or "Not Applicable" so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

     Your answer will be kept strictly confidential at all times; however, the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of the Securities will not result in a violation of federal securities laws or the securities laws of any state.

1.   NAME AND ADDRESS. Please provide the following personal information:
     -----------------

Name:
     ---------------------------------------------------------------------------
Residence Address
(including Zip Code):
                           -----------------------------------------------------

Business Address:
                           -----------------------------------------------------

Telephone:  Res.:                                  Bus.:
                           ------------------------     ------------------------
Preferred Mailing Address:              [ ] Residence          [ ] Business

2.   AMOUNT OF SUBSCRIPTION COMMITMENT.
     ----------------------------------
     $                       .
      -----------------------

3.   SUITABILITY STANDARDS.
     ----------------------

     (a) Please indicate your individual or joint (with spouse) annual income during 2001 and your expected annual income* during 2000 by marking the appropriate box.

                                        INDIVIDUAL             JOINT
                                        ----------             -----

                INCOME               2001      2000      2001      2000
     ------------------------------------------------------------------


     Less than $100,000              [ ]        [ ]       [ ]       [ ]

     $100,001 to $200,000            [ ]        [ ]       [ ]       [ ]

     $200,001 to $300,000            [ ]        [ ]       [ ]       [ ]

     $300,001 to $500,000            [ ]        [ ]       [ ]       [ ]

     $500,001 to $700,000            [ ]        [ ]       [ ]       [ ]

     $700,001 to $1,000,000          [ ]        [ ]       [ ]       [ ]

     In excess of $1,000,000         [ ]        [ ]       [ ]       [ ]

     (b) Please indicate your individual or joint (with spouse) net worth (excluding the principal residence, its furnishings and your automobiles) by marking the appropriate box.



                   NET WORTH              INDIVIDUAL    JOINT
     --------------------------------------------------------
     Less than $750,000                      [ ]         [ ]

     $750,001 to $1,000,000                  [ ]         [ ]

     $1,000,001 to $2,000,000                [ ]         [ ]

     $2000,001 to $3,000,000                 [ ]         [ ]

     $3,000,001 to $4,000,000                [ ]         [ ]

     $4,000,001 to $5,000,000                [ ]         [ ]

     $5,000,001 to $6,000,000                [ ]         [ ]

     In excess of $6,000,000                 [ ]         [ ]

-------------------

* For this purpose, a person's income is the amount of his individual adjusted gross income (as reported on a federal income tax return), increased by the following amounts: (a) deduction for completion (Section 611 et seq. of the Internal Revenue Code of 1986, as amended (the "Code"); (b) and exclusion for interest of tax exempt municipal obligations (Section 103 of the Code); and (c) any losses of a partnership allocated to the individual (Schedule E of Form
1040).

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4.   SOPHISTICATION OF SUBSCRIBER.

     (a) Please indicate the highest educational level you completed:

                  [ ]        High School

                  [ ]        College Degree

                  [ ]        Graduate Degree

     (b) Describe your present or most recent business or occupation. Please indicate such information as the nature of your employment, the principal business of your employer, the principal activities under your management or supervision.






     (c) Please provide the following information concerning your financial experience:

         (i) Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:



                                         Substantial   Limited         No
                                         Experience   Experience   Experience
                                    --------------------------------------------

         Marketable securities               [ ]          [ ]           [ ]

         Restricted securities               [ ]          [ ]           [ ]

         Government securities               [ ]          [ ]           [ ]

         Municipal (taxexempt)               [ ]          [ ]           [ ]
           securities

         Stock Options                       [ ]          [ ]           [ ]

         Commodities                         [ ]          [ ]           [ ]

         Real estate programs                [ ]          [ ]           [ ]

         Securities for which                [ ]          [ ]           [ ]
           no market exists

         Limited partnerships                [ ]          [ ]           [ ]

         Tax deferred                        [ ]          [ ]           [ ]
           investment generally


     (ii) For those investments for which you indicated "substantial experience" above, please answer the following additional questions by checking the appropriate box:

         (A) Do you make your own investment decisions with respect to such investments?


                  [ ]   Always                [ ]    Frequently
                  [ ]   Usually               [ ]    Rarely

         (B) What are your principal sources of investment knowledge or advice (you may check more than one):

                  [ ]   First hand experience with industry
                  [ ]   Financial publication(s)
                  [ ]   Trade or industry publication(s)
                  [ ]   Banker(s)
                  [ ]   Broker(s)
                  [ ]   Investment Adviser(s)
                  [ ]   Attorney(s)
                  [ ]   Accountant(s)

     (iii) Indicate by check mark whether you maintain any of the following types of accounts over which you, rather than a third party, exercise investment discretion, and the length of time you have maintained each type of account.

           Securities (cash)    [ ]       [ ]     Number of years
                                                                 --------------
                                Yes        No

           Securities (margin)  [ ]       [ ]     Number of years
                                                                 --------------
                                Yes        No

           Commodities          [ ]       [ ]     Number of years
                                                                 --------------
                                Yes        No

     (iv) Indicate on the line below the estimated present fair market value of all marketable securities currently owned by you, individually, or jointly with your spouse:

           Estimated value of marketable securities portfolio: $
                                                                ---------------

     (v) Indicate on the line below the estimated present value of all "restricted securities" currently owned by you, individually, or jointly with your spouse:

           Estimated value of restricted securities portfolio: $
                                                                ---------------



     (d) Please provide in the space below any additional information which would indicate that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in restricted securities of an enterprise such as the Company, and, specifically, provide information regarding your experience in investing in private placements of restricted securities where there did not exist at the time of purchase any public market for the securities.

5.   By signing the Questionnaire I hereby confirm the following statements:

     (a) I acknowledge that any delivery to me of offering materials relating to the Units prior to the determination by the Company of my suitability as an investor shall not constitute an offer of the Securities until such determination of suitability shall be made, and I agree that I shall promptly return the offering materials to the Company upon request.

     (b) My answers to the foregoing questions are true and complete to the best of my information and belief, and I will promptly notify the Company of any changes in the information I have provided.



                                            (Printed Name)



                                            (Signature)


DATE AND PLACE EXECUTED:

Date:
      ----------------------------------

Place:
       ---------------------------------



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